Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT dated as of June 21, 2013 (this
“Amendment”), to the Five-Year Credit Agreement dated as of November
10, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Dover Corporation (the
“Company”), the Borrowing Subsidiaries from time to time party thereto
(together with the Company, the “Borrowers”), the lenders from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent (the “Agent”).

The Borrowers have requested that the Lenders amend certain provisions of the Credit Agreement, and the Lenders are willing to amend the Credit Agreement, on the terms and subject to the conditions set forth herein. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendment of Credit Agreement. Pursuant to Section 10.05 of the Credit Agreement, the Credit Agreement is amended, effective as of the Amendment Effective Date (as defined in Section 3 below), as follows:

(a) Amendment of Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new defined term in its appropriate alphabetical position:

“Knowles Spinoff” means the spin-off to the Company’s shareholders of certain of the Company’s communication technologies businesses substantially as described in the Company’s filing with the Securities and Exchange Commission on Form 8-K dated May 23, 2013.

(b) Amendment of Section 5.09. Section 5.09 of the Credit Agreement is amended by inserting immediately prior to the period at the end of the first sentence thereof:

“; provided, that that the Company may carry out the Knowles Spinoff”.

SECTION 2. Representations and Warranties. The Company represents and warrants to the Lenders that on and as of as of the Amendment Effective Date, before and after giving effect to this Amendment:

(a) All representations and warranties set forth in the Credit Agreement are true and correct as if made on and as of the Amendment Effective Date.

(b) No Default has occurred and is continuing.

SECTION 3. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the Agent shall have received counterparts hereof duly executed and delivered by the Company and the Required Lenders.

SECTION 4. Reaffirmation. The Company hereby (a) confirms its guarantee of the Obligations of the Borrowing Subsidiaries as provided in Article IX of the Credit Agreement and (b) acknowledges that such guarantee continues in full force and effect in respect of the Obligations of the Borrowing Subsidiaries.

SECTION 5. Expenses. The Company agrees to reimburse the Agent for its out-of-pocket expenses reasonably incurred in connection with this Amendment and the transactions contemplated hereby, including the fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Agent.

SECTION 6. Agreements. Except as specifically stated herein, the provisions of the Credit Agreement are and shall remain in full force and effect and the Credit Agreement and this Amendment will be read and construed as one document. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under, the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any of the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and each other Loan Document.

SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 8. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

DOVER CORPORATION,

By:
/s/ Brad Cerepak
Name: Brad Cerepak
Title: Senior Vice President & Chief Financial Officer

JPMORGAN CHASE BANK, N.A.,
individually and as Agent,

By:
/s/ Richard W. Duker
Name: Richard W. Duker
Title: Managing Director

SIGNATURE PAGE to the FIRST AMENDMENT dated as of June 21, 2013, to the DOVER CORPORATION FIVE-YEAR CREDIT AGREEMENT dated as of November 10, 2011. To approve the Amendment:

Lender:	BANK OF AMERICA, N.A.

By:	/s/ Darren Bielawski
Name: Darren Bielawski
Title: Assistant Vice President

Lender:	THE BANK OF NOVA SCOTIA

By:	/s/ David Mahmood
Name: David Mahmood
Title: Managing Director

Lender:	Citibank, N.A.

By:	/s/ Susan Manuelle
Name: Susan Manuelle
Title: Vice President

Lender:	DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President
For any Lender requiring a second signature line:
By:	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

Lender:	GOLDMAN SACHS BANK USA

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

Lender:	HSBC Bank USA, N.A.

By:	/s/ Fik Durmus
Name: Fik Durmus
Title: Vice President

To approve the Amendment: (continued)

Lender:	ING Bank N.V., Dublin Branch

By:	/s/ Maurice Kenny
Name: Maurice Kenny
Title: Director
For any Lender requiring a second signature line:
By:	/s/ Aidan Neill
Name: Aidan Neill
Title: Director

Lender:	Morgan Stanley Bank, N.A.

By:	/s/ Ankur Goyal
Name: Ankur Goyal
Title: Authorized Signatory

Lender:	The Northern Trust Company

By:	/s/ Anne Nickel
Name: Anne Nickel
Title: Second Vice President

Lender:	The Royal Bank of Scotland plc

By:	/s/ L. Peter Yetman
Name: L. Peter Yetman
Title: Director

Lender:	Skandinaviska Enskilda Banken AB (publ)

By:	/s/ Penny Neville-Park
Name: Penny Neville-Park
Title:
For any Lender requiring a second signature line:
By:	/s/ Duncan Nash
Name: Duncan Nash
Title:

Lender:	U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Mary Ann Klemm
Name: Mary Ann Klemm
Title: Vice President

Lender:	Wells Fargo Bank, N.A.

By:	/s/ Peter Martinets
Name: Peter Martinets
Title: Managing Director